UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2014

GBS ENTERPRISES INCORPORATED

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices) (Zip Code)

(404) 891-1711

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

The Magri Law Firm, PLLC

2642 NE 9th Ave.

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 1, 2014, K.R. Margetson, Ltd. (“KRM”) resigned as the independent registered public accounting firm of GBS Enterprises Incorporated, a Nevada corporation (the “Company”).

The reports of KRM on the financial statements of the Company for the fiscal years ended December 31, 2012, March 31, 2012 and March 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Effective September 19, 2012, the Company changed its fiscal year end from March 31st to December 31st.

During the last two most recent fiscal years ended December 31, 2013 and December 31, 2012, and through March 1, 2014, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with KRM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KRM’s satisfaction, would have caused KRM to make reference to the subject matter thereof in connection with its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided KRM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from KRM a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.  A copy of KRM’s letter dated March 3, 2014 is filed herewith as Exhibit 16.1.

On March 5, 2014, the Company engaged L.L. Bradford (“LLB”) as the Company’s independent registered public accounting firm for the year ending December 31, 2013, to be effective immediately.

During the last two most recent fiscal years ended December 31, 2013 and December 31, 2012, and through March 5, 2014, neither the Company nor anyone on its behalf has previously consulted with LLB regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that LLB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from K.R. Margetson, Ltd. to the Securities and Exchange Commission, dated March 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

Date: March 5, 2014	By:	/s/ Markus R. Ernst
Markus R. Ernst
Chief Financial Officer (Principal Financial and Accounting Officer)